EXHIBIT 99.1

HBT Financial, Inc.

Unaudited Consolidated Financial Summary

	As of or for the Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
	2022	2022	2021	2022	2021

	(dollars in thousands, except per share data)
Interest and dividend income	$44,948	$39,014	$34,355	$153,054	$128,223
Interest expense	2,765	1,624	1,496	7,180	5,820
Net interest income	42,183	37,390	32,859	145,874	122,403
Provision for loan losses	(653)	386	(843)	(706)	(8,077)
Net interest income after provision for loan losses	42,836	37,004	33,702	146,580	130,480
Noninterest income	7,889	8,234	9,354	34,717	37,328
Noninterest expense	33,110	23,998	24,381	105,107	91,246
Income before income tax expense	17,615	21,240	18,675	76,190	76,562
Income tax expense	4,475	5,613	5,081	19,734	20,291
Net income	$13,140	$15,627	$13,594	$56,456	$56,271

Earnings per share - Basic	$0.46	$0.54	$0.47	$1.95	$2.02
Earnings per share - Diluted	0.46	0.54	0.47	1.95	2.02

Adjusted net income (1)	$13,886	$15,856	$14,160	$55,805	$56,840
Adjusted earnings per share - Basic (1)	0.48	0.55	0.49	1.93	2.04
Adjusted earnings per share - Diluted (1)	0.48	0.55	0.49	1.93	2.04

Book value per share	$12.99	$12.49	$14.21
Tangible book value per share (1)	11.94	11.43	13.13

Shares of common stock outstanding	28,752,626	28,752,626	28,986,061
Weighted average shares of common stock outstanding	28,752,626	28,787,662	29,036,164	28,853,697	27,795,806

SUMMARY RATIOS
Net interest margin *	4.10%	3.65%	3.17%	3.54%	3.18%
Net interest margin (tax equivalent basis) * (1)(2)	4.17	3.72	3.22	3.60	3.23

Efficiency ratio	65.85%	52.07%	57.15%	57.72%	56.46%
Efficiency ratio (tax equivalent basis) (1)(2)	64.94	51.31	56.47	56.93	55.76

Loan to deposit ratio	73.05%	70.81%	66.87%

Return on average assets *	1.23%	1.47%	1.26%	1.32%	1.41%
Return on average stockholders' equity *	14.17	16.27	13.15	14.73	14.81
Return on average tangible common equity * (1)	15.45	17.70	14.24	16.02	15.95

Adjusted return on average assets * (1)	1.30%	1.49%	1.32%	1.31%	1.43%
Adjusted return on average stockholders' equity * (1)	14.98	16.51	13.70	14.56	14.95
Adjusted return on average tangible common equity * (1)	16.33	17.96	14.83	15.83	16.12

CAPITAL
Total capital to risk-weighted assets	16.27%	16.34%	16.88%
Tier 1 capital to risk-weighted assets	14.23	14.26	14.66
Common equity tier 1 capital ratio	13.07	13.08	13.37
Tier 1 leverage ratio	10.48	10.44	9.84
Total stockholders' equity to total assets	8.72	8.52	9.55
Tangible common equity to tangible assets (1)	8.06	7.85	8.89

ASSET QUALITY
Net charge-offs (recoveries) to average loans, before allowance for loan losses	(0.14)%	0.01%	0.01%	(0.08)%	(0.01)%
Allowance for loan losses to loans, before allowance for loan losses	0.97	0.97	0.96
Nonperforming loans to loans, before allowance for loan losses	0.08	0.12	0.11
Nonperforming assets to total assets	0.12	0.14	0.14

*       Annualized measure.

(1)	See "Reconciliation of Non-GAAP Financial Measures" below for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures.
(2)	On a tax-equivalent basis assuming a federal income tax rate of 21% and a state tax rate of 9.5%.

HBT Financial, Inc.

HBT Financial, Inc.

Unaudited Consolidated Financial Summary

Consolidated Statements of Income

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
	2022	2022	2021	2022	2021

INTEREST AND DIVIDEND INCOME	(dollars in thousands, except per share data)
Loans, including fees:
Taxable	$35,839	$29,855	$27,884	$120,343	$103,900
Federally tax exempt	952	842	662	3,135	2,384
Securities:
Taxable	6,421	6,635	4,625	23,368	16,948
Federally tax exempt	1,184	1,207	1,017	4,569	4,400
Interest-bearing deposits in bank	504	458	142	1,541	527
Other interest and dividend income	48	17	25	98	64
Total interest and dividend income	44,948	39,014	34,355	153,054	128,223

INTEREST EXPENSE
Deposits	849	587	651	2,511	2,472
Securities sold under agreements to repurchase	10	9	11	36	34
Borrowings	880	85	7	967	9
Subordinated notes	470	470	470	1,879	1,879
Junior subordinated debentures issued to capital trusts	556	473	357	1,787	1,426
Total interest expense	2,765	1,624	1,496	7,180	5,820
Net interest income	42,183	37,390	32,859	145,874	122,403
PROVISION FOR LOAN LOSSES	(653)	386	(843)	(706)	(8,077)
Net interest income after provision for loan losses	42,836	37,004	33,702	146,580	130,480

NONINTEREST INCOME
Card income	2,642	2,569	2,518	10,329	9,734
Wealth management fees	2,485	2,059	2,371	9,155	8,384
Service charges on deposit accounts	1,701	1,927	1,716	7,072	6,080
Mortgage servicing	593	697	730	2,609	2,825
Mortgage servicing rights fair value adjustment	(293)	351	265	2,153	1,690
Gains on sale of mortgage loans	194	354	927	1,461	5,846
Unrealized gains (losses) on equity securities	33	(107)	33	(414)	107
Gains (losses) on foreclosed assets	(122)	(225)	184	(314)	310
Gains (losses) on other assets	17	(31)	(4)	136	(723)
Income on bank owned life insurance	42	41	41	164	41
Other noninterest income	597	599	573	2,366	3,034
Total noninterest income	7,889	8,234	9,354	34,717	37,328

NONINTEREST EXPENSE
Salaries	13,278	12,752	12,486	51,767	48,972
Employee benefits	2,126	1,771	1,964	8,325	6,513
Occupancy of bank premises	1,893	1,979	1,777	7,673	6,788
Furniture and equipment	633	668	793	2,476	2,676
Data processing	2,167	1,631	2,153	7,441	7,329
Marketing and customer relations	867	880	1,085	3,803	3,376
Amortization of intangible assets	140	243	255	873	1,054
FDIC insurance	276	302	280	1,164	1,043
Loan collection and servicing	278	336	219	1,049	1,317
Foreclosed assets	33	97	204	293	908
Other noninterest expense	11,419	3,339	3,165	20,243	11,270
Total noninterest expense	33,110	23,998	24,381	105,107	91,246
INCOME BEFORE INCOME TAX EXPENSE	17,615	21,240	18,675	76,190	76,562
INCOME TAX EXPENSE	4,475	5,613	5,081	19,734	20,291
NET INCOME	$13,140	$15,627	$13,594	$56,456	$56,271

EARNINGS PER SHARE - BASIC	$0.46	$0.54	$0.47	$1.95	$2.02
EARNINGS PER SHARE - DILUTED	$0.46	$0.54	$0.47	$1.95	$2.02
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING	28,752,626	28,787,662	29,036,164	28,853,697	27,795,806

HBT Financial, Inc.

HBT Financial, Inc.

Unaudited Consolidated Financial Summary

Consolidated Balance Sheets

	December 31,	September 30,	December 31,
	2022	2022	2021

	(dollars in thousands)
ASSETS
Cash and due from banks	$18,970	$22,169	$23,387
Interest-bearing deposits with banks	95,189	56,046	385,881
Cash and cash equivalents	114,159	78,215	409,268

Interest-bearing time deposits with banks	—	—	490
Debt securities available-for-sale, at fair value	843,524	853,740	942,168
Debt securities held-to-maturity	541,600	546,694	336,185
Equity securities with readily determinable fair value	3,029	2,996	3,443
Equity securities with no readily determinable fair value	1,977	1,977	1,927
Restricted stock, at cost	7,965	4,050	2,739
Loans held for sale	615	2,297	4,942

Loans, before allowance for loan losses	2,620,253	2,579,928	2,499,689
Allowance for loan losses	(25,333)	(25,060)	(23,936)
Loans, net of allowance for loan losses	2,594,920	2,554,868	2,475,753

Bank owned life insurance	7,557	7,515	7,393
Bank premises and equipment, net	50,469	50,854	52,483
Bank premises held for sale	235	281	1,452
Foreclosed assets	3,030	2,637	3,278
Goodwill	29,322	29,322	29,322
Core deposit intangible assets, net	1,070	1,210	1,943
Mortgage servicing rights, at fair value	10,147	10,440	7,994
Investments in unconsolidated subsidiaries	1,165	1,165	1,165
Accrued interest receivable	19,506	16,881	14,901
Other assets	56,444	48,182	17,408
Total assets	$4,286,734	$4,213,324	$4,314,254

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Deposits:
Noninterest-bearing	$994,954	$1,017,710	$1,087,659
Interest-bearing	2,592,070	2,625,733	2,650,526
Total deposits	3,587,024	3,643,443	3,738,185

Securities sold under agreements to repurchase	43,081	48,130	61,256
Federal Home Loan Bank advances	160,000	60,000	—
Subordinated notes	39,395	39,376	39,316
Junior subordinated debentures issued to capital trusts	37,780	37,763	37,714
Other liabilities	45,822	25,539	25,902
Total liabilities	3,913,102	3,854,251	3,902,373

Stockholders' Equity
Common stock	293	293	293
Surplus	222,783	222,436	220,891
Retained earnings	232,004	223,495	194,132
Accumulated other comprehensive income (loss)	(71,759)	(77,462)	1,471
Treasury stock at cost	(9,689)	(9,689)	(4,906)
Total stockholders’ equity	373,632	359,073	411,881
Total liabilities and stockholders’ equity	$4,286,734	$4,213,324	$4,314,254

SHARE INFORMATION
Shares of common stock outstanding	28,752,626	28,752,626	28,986,061

HBT Financial, Inc.

HBT Financial, Inc.

Unaudited Consolidated Financial Summary

	December 31,	September 30,	December 31,
	2022	2022	2021

	(dollars in thousands)
LOANS
Commercial and industrial	$266,757	$240,671	$286,946
Agricultural and farmland	237,746	245,234	247,796
Commercial real estate - owner occupied	218,503	226,524	234,544
Commercial real estate - non-owner occupied	713,202	718,089	684,023
Multi-family	287,865	260,630	263,911
Construction and land development	360,824	364,290	298,048
One-to-four family residential	338,253	328,667	327,837
Municipal, consumer, and other	197,103	195,823	156,584
Loans, before allowance for loan losses	$2,620,253	$2,579,928	$2,499,689

PPP LOANS (included above)
Commercial and industrial	$28	$65	$28,404
Agricultural and farmland	—	—	913
Municipal, consumer, and other	—	—	171
Total PPP Loans	$28	$65	$29,488

	December 31,	September 30,	December 31,
	2022	2022	2021

	(dollars in thousands)
DEPOSITS
Noninterest-bearing	$994,954	$1,017,710	$1,087,659
Interest-bearing demand	1,139,150	1,131,284	1,105,949
Money market	555,425	584,202	583,198
Savings	634,527	641,139	633,171
Time	262,968	269,108	328,208
Total deposits	$3,587,024	$3,643,443	$3,738,185

HBT Financial, Inc.

HBT Financial, Inc.

Unaudited Consolidated Financial Summary

	Three Months Ended
	December 31, 2022			September 30, 2022			December 31, 2021
	Average			Average			Average
	Balance	Interest	Yield/Cost *	Balance	Interest	Yield/Cost *	Balance	Interest	Yield/Cost *

	(dollars in thousands)
ASSETS
Loans	$2,600,746	$36,791	5.61%	$2,481,920	$30,697	4.91%	$2,432,025	$28,546	4.66%
Securities	1,396,401	7,605	2.16	1,470,092	7,842	2.12	1,285,672	5,642	1.74
Deposits with banks	76,507	504	2.61	105,030	458	1.73	392,729	142	0.14
Other	5,607	48	3.37	2,936	17	2.25	4,821	25	2.10
Total interest-earning assets	4,079,261	$44,948	4.37%	4,059,978	$39,014	3.81%	4,115,247	$34,355	3.31%
Allowance for loan losses	(25,404)			(24,717)			(24,826)
Noninterest-earning assets	188,942			173,461			176,242
Total assets	$4,242,799			$4,208,722			$4,266,663

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Interest-bearing deposits:
Interest-bearing demand	$1,125,877	$177	0.06%	$1,137,072	$144	0.05%	$1,061,481	$145	0.05%
Money market	572,718	379	0.26	577,388	203	0.14	589,396	158	0.11
Savings	640,668	53	0.03	649,752	53	0.03	630,489	53	0.03
Time	266,117	240	0.36	271,870	187	0.27	322,800	295	0.36
Total interest-bearing deposits	2,605,380	849	0.13	2,636,082	587	0.09	2,604,166	651	0.10
Securities sold under agreements to repurchase	51,703	10	0.08	50,427	9	0.07	56,861	11	0.08
Borrowings	92,120	880	3.79	11,967	85	2.80	5,309	7	0.57
Subordinated notes	39,384	470	4.73	39,365	470	4.73	39,305	470	4.74
Junior subordinated debentures issued to capital trusts	37,770	556	5.84	37,755	473	4.97	37,704	357	3.76
Total interest-bearing liabilities	2,826,357	$2,765	0.39%	2,775,596	$1,624	0.23%	2,743,345	$1,496	0.22%
Noninterest-bearing deposits	1,023,355			1,031,407			1,087,468
Noninterest-bearing liabilities	25,220			20,736			25,660
Total liabilities	3,874,932			3,827,739			3,856,473
Stockholders' Equity	367,867			380,983			410,190
Total liabilities and stockholders’ equity	$4,242,799			$4,208,722			$4,266,663

Net interest income/Net interest margin (1)		$42,183	4.10%		$37,390	3.65%		$32,859	3.17%
Tax-equivalent adjustment (2)		698	0.07		674	0.07		514	0.05
Net interest income (tax-equivalent basis)/ Net interest margin (tax-equivalent basis) (2) (3)		$42,881	4.17%		$38,064	3.72%		$33,373	3.22%
Net interest rate spread (4)			3.98%			3.58%			3.09%
Net interest-earning assets (5)	$1,252,904			$1,284,382			$1,371,902
Ratio of interest-earning assets to interest-bearing liabilities	1.44			1.46			1.50
Cost of total deposits			0.09%			0.06%			0.07%
Cost of funds			0.28			0.17			0.15

*       Annualized measure.

(1)	Net interest margin represents net interest income divided by average total interest-earning assets.
(2)	On a tax-equivalent basis assuming a federal income tax rate of 21% and a state income tax rate of 9.5%.
(3)	See "Reconciliation of Non-GAAP Financial Measures" below for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures.
(4)	Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(5)	Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.

HBT Financial, Inc.

HBT Financial, Inc.

Unaudited Consolidated Financial Summary

	Year Ended
	December 31, 2022			December 31, 2021
	Average			Average
	Balance	Interest	Yield/Cost	Balance	Interest	Yield/Cost

	(dollars in thousands)
ASSETS
Loans	$2,514,549	$123,478	4.91%	$2,271,544	$106,284	4.68%
Securities	1,403,016	27,937	1.99	1,148,900	21,348	1.86
Deposits with banks	197,030	1,541	0.78	422,828	527	0.12
Other	3,529	98	2.77	3,201	64	2.01
Total interest-earning assets	4,118,124	$153,054	3.72%	3,846,473	$128,223	3.33%
Allowance for loan losses	(24,703)			(27,999)
Noninterest-earning assets	176,452			162,064
Total assets	$4,269,873			$3,980,538

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Interest-bearing deposits:
Interest-bearing demand	$1,141,402	$607	0.05%	$1,024,888	$518	0.05%
Money market	582,514	813	0.14	521,366	437	0.08
Savings	650,385	208	0.03	595,887	188	0.03
Time	283,232	883	0.31	295,788	1,329	0.45
Total interest-bearing deposits	2,657,533	2,511	0.09	2,437,929	2,472	0.10
Securities sold under agreements to repurchase	51,554	36	0.07	50,104	34	0.07
Borrowings	26,468	967	3.65	1,653	9	0.54
Subordinated notes	39,355	1,879	4.77	39,275	1,879	4.78
Junior subordinated debentures issued to capital trusts	37,746	1,787	4.73	37,680	1,426	3.79
Total interest-bearing liabilities	2,812,656	$7,180	0.26%	2,566,641	$5,820	0.23%
Noninterest-bearing deposits	1,051,187			1,004,757
Noninterest-bearing liabilities	22,724			29,060
Total liabilities	3,886,567			3,600,458
Stockholders' Equity	383,306			380,080
Total liabilities and stockholders’ equity	$4,269,873			3,980,538

Net interest income/Net interest margin (1)		$145,874	3.54%		$122,403	3.18%
Tax-equivalent adjustment (2)		2,499	0.06		2,028	0.05
Net interest income (tax-equivalent basis)/ Net interest margin (tax-equivalent basis) (2) (3)		$148,373	3.60%		$124,431	3.23%
Net interest rate spread (4)			3.46%			3.10%
Net interest-earning assets (5)	$1,305,468			$1,279,832
Ratio of interest-earning assets to interest-bearing liabilities	1.46			1.50
Cost of total deposits			0.07%			0.07%
Cost of funds			0.19			0.16

(1)	Net interest margin represents net interest income divided by average total interest-earning assets.
(2)	On a tax-equivalent basis assuming a federal income tax rate of 21% and a state income tax rate of 9.5%.
(3)	See "Reconciliation of Non-GAAP Financial Measures" below for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures.
(4)	Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(5)	Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.

HBT Financial, Inc.

HBT Financial, Inc.

Unaudited Consolidated Financial Summary

	December 31,	September 30,	December 31,
	2022	2022	2021

	(dollars in thousands)
NONPERFORMING ASSETS
Nonaccrual	$2,155	$3,206	$2,763
Past due 90 days or more, still accruing (1)	1	—	16
Total nonperforming loans	2,156	3,206	2,779
Foreclosed assets	3,030	2,637	3,278
Total nonperforming assets	$5,186	$5,843	$6,057

Allowance for loan losses	$25,333	$25,060	$23,936
Loans, before allowance for loan losses	2,620,253	2,579,928	2,499,689

CREDIT QUALITY RATIOS
Allowance for loan losses to loans, before allowance for loan losses	0.97%	0.97%	0.96%
Allowance for loan losses to nonaccrual loans	1,175.55	781.66	866.30
Allowance for loan losses to nonperforming loans	1,175.00	781.66	861.32
Nonaccrual loans to loans, before allowance for loan losses	0.08	0.12	0.11
Nonperforming loans to loans, before allowance for loan losses	0.08	0.12	0.11
Nonperforming assets to total assets	0.12	0.14	0.14
Nonperforming assets to loans, before allowance for loan losses, and foreclosed assets	0.20	0.23	0.24

(1)	Excludes loans acquired with deteriorated credit quality that are past due 90 or more days, still accruing totaling $145 thousand, $22 thousand, and $32 thousand as of December 31, 2022, September 30, 2022 and December 31, 2021, respectively.

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
	2022	2022	2021	2022	2021

ALLOWANCE FOR LOAN LOSSES	(dollars in thousands)
Beginning balance	$25,060	$24,734	$24,861	$23,936	$31,838
Provision	(653)	386	(843)	(706)	(8,077)
Charge-offs	(169)	(222)	(539)	(684)	(1,414)
Recoveries	1,095	162	457	2,787	1,589
Ending balance	$25,333	$25,060	$23,936	$25,333	$23,936

Net charge-offs (recoveries)	$(926)	$60	$82	$(2,103)	$(175)
Average loans, before allowance for loan losses	2,600,746	2,481,920	2,432,025	2,514,549	2,271,544

Net charge-offs (recoveries) to average loans, before allowance for loan losses *	(0.14)%	0.01%	0.01%	(0.08)%	(0.01)%

*       Annualized measure.

HBT Financial, Inc.

Reconciliation of Non-GAAP Financial Measures –

Adjusted Net Income and Adjusted Return on Average Assets

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
	2022	2022	2021	2022	2021

	(dollars in thousands)
Net income	$13,140	$15,627	$13,594	$56,456	$56,271
Adjustments:
Acquisition expenses	(630)	(462)	(879)	(1,092)	(1,416)
Branch closure expenses	—	—	—	—	(748)
Gains (losses) on sales of closed branch premises	—	(38)	—	141	—
Mortgage servicing rights fair value adjustment	(293)	351	265	2,153	1,690
Total adjustments	(923)	(149)	(614)	1,202	(474)
Tax effect of adjustments	177	(80)	48	(551)	(95)
Less adjustments, after tax effect	(746)	(229)	(566)	651	(569)
Adjusted net income	$13,886	$15,856	$14,160	$55,805	$56,840

Average assets	$4,242,799	$4,208,722	$4,266,663	$4,269,873	$3,980,538

Return on average assets *	1.23%	1.47%	1.26%	1.32%	1.41%
Adjusted return on average assets *	1.30	1.49	1.32	1.31	1.43

*       Annualized measure.

Reconciliation of Non-GAAP Financial Measures –

Adjusted Earnings Per Share

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
	2022	2022	2021	2022	2021

	(dollars in thousands, except per share data)
Numerator:
Net income	$13,140	$15,627	$13,594	$56,456	$56,271
Earnings allocated to participating securities (1)	(15)	(17)	(23)	(66)	(104)
Numerator for earnings per share - basic and diluted	$13,125	$15,610	$13,571	$56,390	$56,167

Adjusted net income	$13,886	$15,856	$14,160	$55,805	$56,840
Earnings allocated to participating securities (1)	(16)	(17)	(24)	(65)	(105)
Numerator for adjusted earnings per share - basic and diluted	$13,870	$15,839	$14,136	$55,740	$56,735

Denominator:
Weighted average common shares outstanding	28,752,626	28,787,662	29,036,164	28,853,697	27,795,806
Dilutive effect of outstanding restricted stock units	91,905	72,643	27,577	65,619	15,487
Weighted average common shares outstanding, including all dilutive potential shares	28,844,531	28,860,305	29,063,741	28,919,316	27,811,293

Earnings per share - Basic	$0.46	$0.54	$0.47	$1.95	$2.02
Earnings per share - Diluted	$0.46	$0.54	$0.47	$1.95	$2.02

Adjusted earnings per share - Basic	$0.48	$0.55	$0.49	$1.93	$2.04
Adjusted earnings per share - Diluted	$0.48	$0.55	$0.49	$1.93	$2.04

(1)	The Company has granted certain restricted stock units that contain non-forfeitable rights to dividend equivalents. Such restricted stock units are considered participating securities. As such, we have included these restricted stock units in the calculation of basic earnings per share and calculate basic earnings per share using the two-class method. The two-class method of computing earnings per share is an earnings allocation formula that determines earnings per share for each class of common stock and participating security according to dividends declared (or accumulated) and participation rights in undistributed earnings.

HBT Financial, Inc.

Reconciliation of Non-GAAP Financial Measures –

Net Interest Income and Net Interest Margin (Tax Equivalent Basis)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
	2022	2022	2021	2022	2021

	(dollars in thousands)
Net interest income (tax equivalent basis)
Net interest income	$42,183	$37,390	$32,859	$145,874	$122,403
Tax-equivalent adjustment (1)	698	674	514	2,499	2,028
Net interest income (tax equivalent basis) (1)	$42,881	$38,064	$33,373	$148,373	$124,431

Net interest margin (tax equivalent basis)
Net interest margin *	4.10%	3.65%	3.17%	3.54%	3.18%
Tax-equivalent adjustment * (1)	0.07	0.07	0.05	0.06	0.05
Net interest margin (tax equivalent basis) * (1)	4.17%	3.72%	3.22%	3.60%	3.23%

Average interest-earning assets	$4,079,261	$4,059,978	$4,115,247	$4,118,124	$3,846,473

*       Annualized measure.

(1)	On a tax-equivalent basis assuming a federal income tax rate of 21% and a state tax rate of 9.5%.

Reconciliation of Non-GAAP Financial Measures –

Efficiency Ratio (Tax Equivalent Basis)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
	2022	2022	2021	2022	2021

	(dollars in thousands)
Efficiency ratio (tax equivalent basis)
Total noninterest expense	$33,110	$23,998	$24,381	$105,107	$91,246
Less: amortization of intangible assets	140	243	255	873	1,054
Adjusted noninterest expense	$32,970	$23,755	$24,126	$104,234	$90,192

Net interest income	$42,183	$37,390	$32,859	$145,874	$122,403
Total noninterest income	7,889	8,234	9,354	34,717	37,328
Operating revenue	50,072	45,624	42,213	180,591	159,731
Tax-equivalent adjustment (1)	698	674	514	2,499	2,028
Operating revenue (tax equivalent basis) (1)	$50,770	$46,298	$42,727	$183,090	$161,759

Efficiency ratio	65.85%	52.07%	57.15%	57.72%	56.46%
Efficiency ratio (tax equivalent basis) (1)	64.94	51.31	56.47	56.93	55.76

(1)	On a tax-equivalent basis assuming a federal income tax rate of 21% and a state tax rate of 9.5%.

HBT Financial, Inc.

Reconciliation of Non-GAAP Financial Measures –

Tangible Common Equity to Tangible Assets and Tangible Book Value Per Share

	December 31,	September 30,	December 31,
	2022	2022	2021

	(dollars in thousands, except per share data)
Tangible common equity
Total stockholders' equity	$373,632	$359,073	$411,881
Less: Goodwill	29,322	29,322	29,322
Less: Core deposit intangible assets, net	1,070	1,210	1,943
Tangible common equity	$343,240	$328,541	$380,616

Tangible assets
Total assets	$4,286,734	$4,213,324	$4,314,254
Less: Goodwill	29,322	29,322	29,322
Less: Core deposit intangible assets, net	1,070	1,210	1,943
Tangible assets	$4,256,342	$4,182,792	$4,282,989

Total stockholders' equity to total assets	8.72%	8.52%	9.55%
Tangible common equity to tangible assets	8.06	7.85	8.89

Shares of common stock outstanding	28,752,626	28,752,626	28,986,061

Book value per share	$12.99	$12.49	$14.21
Tangible book value per share	11.94	11.43	13.13

Reconciliation of Non-GAAP Financial Measures –

Return on Average Tangible Common Equity,

Adjusted Return on Average Stockholders' Equity and Adjusted Return on Tangible Common Equity

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
	2022	2022	2021	2022	2021

	(dollars in thousands)
Average tangible common equity
Total stockholders' equity	$367,867	$380,983	$410,190	$383,306	$380,080
Less: Goodwill	29,322	29,322	29,322	29,322	25,057
Less: Core deposit intangible assets, net	1,134	1,356	2,092	1,480	2,333
Average tangible common equity	$337,411	$350,305	$378,776	$352,504	$352,690

Net income	$13,140	$15,627	$13,594	$56,456	$56,271
Adjusted net income	13,886	15,856	14,160	55,805	56,840

Return on average stockholders' equity *	14.17%	16.27%	13.15%	14.73%	14.81%
Return on average tangible common equity *	15.45	17.70	14.24	16.02	15.95

Adjusted return on average stockholders' equity *	14.98%	16.51%	13.70%	14.56%	14.95%
Adjusted return on average tangible common equity *	16.33	17.96	14.83	15.83	16.12

*       Annualized measure.